                                                                      EXHIBIT 25

             -----------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                ------------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                 A TRUSTEE PURSUANT TO SECTION 305(b)(2)_______
                ------------------------------------------------

                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)


                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

                ------------------------------------------------
                          SIMON DeBARTOLO GROUP, L.P.
              (Exact name of obligor as specified in its charter)


DELAWARE                                                              34-1755769
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

NATIONAL CITY CENTER
115 WEST WASHINGTON STREET, SUITE 15 EAST
INDIANAPOLIS, IA                                                           46204
(Address of principal executive offices)                              (Zip Code)

                ------------------------------------------------
                               MANDATORY PAR PUT
                        REMARKETED SECURITIES ("MOPPRS")
                      (Title of the indenture securities)
                ------------------------------------------------

                                    GENERAL


ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, State House, Albany, New York
          12110.

          Board of Governors of the Federal Reserve System, Washington, D.C.
          20551

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8. Not applicable.

          9. Not applicable.


                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of September, 1998.

                                   THE CHASE MANHATTAN BANK

                                        By /s/ Gregory P. Shea
                                          -----------------------------------
                                           /s/ Gregory P. Shea
                                               Senior Trust Officer

                             Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                   at the close of business June 30, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                     ASSETS                                 DOLLAR AMOUNTS
                                                              IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin....................................     $ 12,546
     Interest-bearing balances............................        6,610
Securities:
Held to maturity securities...............................        2,014
Available for sale securities.............................       46,342
Federal funds sold and securities purchased under
     agreements to resell.................................       27,489
Loans and lease financing receivables:
     Loans and leases, net of unearned income...  $129,281
     Less: Allowance for loan and lease losses..     2,796
     Less: Allocated transfer risk reserve......         0
                                                  --------
     Loans and leases, net of unearned income,
     allowance, and reserve...............................      126,485
Trading Assets............................................       58,015
Premises and fixed assets (including capitalized
     leases)..............................................        3,001
Other real estate owned...................................          260
Investments in unconsolidated subsidiaries and
     associated companies.................................          255
Customers' liability to this bank on acceptances
     outstanding..........................................        1,245
Intangible assets.........................................        1,492
Other assets..............................................       16,408
                                                               --------
TOTAL ASSETS..............................................     $302,162
                                                               ========

                                  LIABILITIES

Deposits
 in domestic offices......................................            $99,347
 Noninterest-bearing......................................  $41,566
 Interest-bearing.........................................   57,781
                                                            -------
 In foreign offices, Edge and Agreement,
 subsidiaries and IBF's...................................             80,602
 Noninterest-bearing......................................  $ 4,109
 Interest-bearing.........................................   76,493

Federal funds purchased and securities sold under agree-
ments to repurchase.......................................             37,760
Demand notes issued to the U.S. Treasury..................              1,000
Trading liabilities.......................................             42,941

Other borrowed money (includes mortgage indebtedness
 and obligations under capitalized leases):
 With a remaining maturity of one year or less............              4,162
 With a remaining maturity of more than one year
  through three years.....................................                213
 With a remaining maturity of more than three years.......                106
Bank's liability on acceptances executed and outstanding..              1,245
Subordinated notes and debentures.........................              5,408
Other liabilities.........................................             11,796

TOTAL LIABILITIES.........................................            284,580
                                                                      -------
                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus                               0
Common stock.............................................               1,211
Surplus (exclude all surplus related to preferred stock).              10,441
Undivided profits and capital reserves...................               5,916
Net unrealized holding gains (losses)
on available-for-sale securities.........................                  (2)
Cumulative foreign currency translation adjustments......                  16

TOTAL EQUITY CAPITAL.....................................              17,582
                                                                     --------
TOTAL LIABILITIES AND EQUITY CAPITAL.....................            $302,162
                                                                     ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                               WALTER V. SHIPLEY        )
                               THOMAS G. LABRECQUE      ) DIRECTORS
                               WILLIAM B. HARRISON, JR. )

             -----------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                ------------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                 A TRUSTEE PURSUANT TO SECTION 305(b)(2)_______
                ------------------------------------------------

                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)


                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

                ------------------------------------------------
                          SIMON DeBARTOLO GROUP, L.P.
              (Exact name of obligor as specified in its charter)


DELAWARE                                                              34-1755769
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

NATIONAL CITY CENTER
115 WEST WASHINGTON STREET, SUITE 15 EAST
INDIANAPOLIS, IA                                                           46204
(Address of principal executive offices)                              (Zip Code)

                ------------------------------------------------
                                     NOTES
                      (Title of the indenture securities)
                ------------------------------------------------

                                    GENERAL


ITEM 1. GENERAL INFORMATION.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.


ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Item 16. List of Exhibits

        List below all exhibits filed as a part of this Statement of Eligibility.

        1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

        4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

        5. Not applicable.

        6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

        7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

        8. Not applicable.

        9. Not applicable.

                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of September, 1998.

                                              THE CHASE MANHATTAN BANK

                                          By /s/ Gregory P. Shea
                                             -----------------------------------
                                             /s/ Gregory P. Shea
                                                 Senior Trust Officer

                             Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                   at the close of business June 30, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                DOLLAR AMOUNTS
                                                                                 IN MILLIONS
                           ASSETS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin......................................                      $12,546
     Interest-bearing balances..............................                        6,610
Securities:
Held to maturity securities.................................                        2,014
Available for sale securities...............................                       46,342
Federal funds sold and securities purchased under
     agreements to resell...................................                       27,489
Loans and lease financing receivables:
     Loans and leases, net of unearned income...............   $129,281
     Less: Allowance for loan and lease losses..............      2,796
     Less: Allocated transfer risk reserve..................          0
                                                               --------
     Loans and leases, net of unearned income,
     allowance, and reserve.................................                      126,485
Trading Assets..............................................                       58,015
Premises and fixed assets (including capitalized leases)....                        3,001
Other real estate owned.....................................                          260
Investments in unconsolidated subsidiaries and
     associated companies...................................                          255
Customers' liability to this bank on acceptances
     outstanding............................................                        1,245
Intangible assets...........................................                        1,492
Other assets................................................                       16,408
                                                                                 --------

TOTAL ASSETS................................................                     $302,162
                                                                                 ========


                                         LIABILITIES
Deposits
  In domestic offices...............................................................  $ 99,347
  Noninterest-bearing........................................   $41,566
  Interest-bearing...........................................    57,781
  In foreign offices, Edge and Agreement,                       -------
  subsidiaries and IBF's............................................................    80,602
  Noninterest-bearing........................................   $ 4,109
  Interest-bearing...........................................    76,493

Federal funds purchased and securities sold under agree-
  ments to repurchase...............................................................    37,760
Demand notes issued to the U.S. Treasury............................................     1,000
Trading liabilities.................................................................    42,941

Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less.....................................     4,162
  With a remaining maturity of more than one year
    through three years.............................................................       213
  With a remaining maturity of more than three years................................       106
Bank's liability on acceptances executed and outstanding............................     1,245
Subordinated notes and debentures...................................................     5,408
Other liabilities...................................................................    11,796

TOTAL LIABILITIES...................................................................   284,580
                                                                                      --------
                                     EQUITY CAPITAL

Perpetual preferred stock and related surplus.......................................         0
Common stock........................................................................     1,211
Surplus (exclude all surplus related to preferred stock)............................    10,441
Undivided profits and capital reserves..............................................     5,916
Net unrealized holding gains (losses)
  on available-for-sale securities..................................................        (2)
Cumulative foreign currency translation adjustments.................................        16

TOTAL EQUITY CAPITAL................................................................    17,582
                                                                                       -------

TOTAL LIABILITIES AND EQUITY CAPITAL................................................  $302,162
                                                                                      ========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                   JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                   WALTER V. SHIPLEY       )
                                   THOMAS G. LABRECQUE     ) DIRECTORS
                                   WILLIAM B. HARRISON, JR.)